Exhibit 10.7

School Sponsors’ and Directors’ Rights Entrustment Agreement

This School Sponsors’ and Directors’ Rights Entrustment Agreement (hereinafter referred to as the “Agreement”) was entered into on December 13, 2018, by and among:

A.

Related sponsors of the Subject School (as defined hereinafter), as shown in Appendix I to the Agreement (any of the civil parties set out in Appendix I hereto is hereinafter referred to as the “School Sponsor”);

B.

Directors of the Subject School appointed by the School Sponsor, as shown in Appendix II to the Agreement (any of the civil parties set out in Appendix II hereto is hereinafter referred to as the “Sponsor Appointed Directors”);

C.

Restricted schools to be included in the proposed listed group, as shown in Appendix III to the Agreement (any of the civil parties set out in Appendix III hereto is hereinafter referred to as the “Subject School”);

D.

Yunnan Century Long-Spring Technology Co., Ltd., a wholly foreign-owned enterprise legally established and existing under the PRC laws, with its unified credit code of 91530100MA6K83075A and its registered address at No. 5-20, 9/F, Building 2, Shanghai ASEAN Building, Chenggong District, Kunming City, Yunnan Province (hereinafter referred to as “WFOE”);

(The School Sponsor, the Sponsor Appointed Directors and WFOE are referred to individually as a “Party”, and collectively, the “Parties”)

Whereas

1.	The School Sponsor is entitled to hold the corresponding sponsors’ interests in the Subject School.

2.

As the sponsor of the Subject School, the School Sponsor is entitled to have the same rights as private school sponsors in accordance with the PRC regulations and the articles of association of the Subject School.

3.

The Sponsor Appointed Directors who attend the board of directors of the Subject School on behalf of the sponsors, are entitled to have all rights to review and make decision on the related matters of the Subject School in accordance with laws.

4.

The School Sponsor agrees to, irrevocably and specifically, authorize and delegate WFOE or its designated representatives to exercise all rights entitled as the sponsor of the Subject School on their behalf. The Sponsor Appointed Directors severally and jointly agree to, irrevocably and specifically, authorize and delegate WFOE or its designated representatives to exercise all rights entitled as the directors of the Subject School on their behalf.

Therefore, upon friendly negotiations, the Parties agree on the School Sponsor’ rights and delegation of the directors’ rights as follows:

I. Definitions and Interpretations

In the Agreement, unless otherwise specified or required, the following terms used in the Agreement should have the following meanings:

“Proposed Listed Company” means First High-School Education Group Co., Ltd., a limited company incorporated under the laws of the Cayman Islands on September 19, 2018.

“Long-Spring Education Holding” means Long-Spring Education Holding Group Limited, a limited company incorporated on September 20, 2011 under the PRC laws.

“Domestic Affiliates” mean Long-Spring Education Holding and its subsidiary and schools.

“Series of Cooperation Agreements” collectively refers to the Business Cooperation Agreement, the Exclusive Call Option Agreement, the Shareholders’ Rights Entrustment Agreement and the corresponding Power of Attorney, the School Sponsors’ and Directors’ Rights Entrustment Agreement and the corresponding Power of Attorney, the Equity Pledge Agreement, the Exclusive Technical Service and Management Consultancy Agreement, and the Loan Agreement, signed by the shareholders of Long-Spring Education, the Domestic Affiliates and the two or more parties of WFOE, including the amendments thereto, and other agreements, contracts, or legal documents that are signed or issued by one or more Parties hereto from time to time to ensure the performance of the above agreements and that are signed or approved by WFOE in writing.

“Appointor” refers to the School Sponsor and the Sponsor Appointed Directors.

“Attorney” refers to WFOE who accepts the delegation from the Appointor under Article II hereto, or representatives designated by WFOE under Article III hereto.

“PRC” means the People’s Republic of China (for the purpose of the Agreement only, excluding the Hong Kong Special Administrative Region, Macao Special Administrative Region, and Taiwan region).

II. Authorization and Delegation

1.

The School Sponsor agrees to, irrevocably and specifically, authorize and delegate WFOE to exercise all rights entitled as the sponsor of the Subject School, to the extent permitted under the PRC laws, including but not limited to:

(a)	Appointing and/or electing directors or council members of the schools;

(b)	Appointing and/or electing supervisors of the schools;

(c)	Understanding the schools’ operating and financial position;

(d)	Reviewing the board meeting resolutions, records and financial accounting statements and reports of the schools in accordance with laws;

(e)	Obtaining returns or benefits as the School Sponsor in accordance with laws (if permitted by laws);

(f)	Obtaining the remaining property after the schools are liquidated in accordance with laws;

(g)	Transferring the School Sponsor’ interests in accordance with laws;

(h)	Making a choice between the for-profit and non-profit of the schools in accordance with the PRC laws, regulations or regulatory documents;

(i)	Exercising the voting rights on behalf the School Sponsor in the event of bankruptcy, liquidation, dissolution or termination of the schools;

(j)

Completing the registration, approval, license, filing of the schools and other legal formalities with the competent education department, civil affairs department or other competent government authorities, and submitting to the competent government authorities any documents that shall be submitted by the School’s Sponsors; and

(k)	Any other rights that the sponsors may have in accordance with the applicable the PRC laws, regulations and the schools’ constitution (and their amendments from time to time).

2.

The Sponsor Appointed Directors unconditionally agree to, irrevocably and specifically, authorize and delegate WFOE to exercise all rights entitled as the directors of the Subject School, to the extent permitted under the PRC laws, including but not limited to:

(a)	Attending, as the agents of the Sponsor Appointed Directors, the board meetings of the Subject School;

(b)

Exercising the voting rights, on behalf of the Sponsor Appointed Directors, in respect of the matters subject to discussion and resolution by the school board of directors (including but not limited to the engagement and dismissal of the principals; amendments to the schools’ constitution and the schools’ rules and regulations; formulation of schools’ operating strategies, investment plans and development plans, approval of annual work plans; fund-raising for the schools, review of budgets, final accounts; determination of staffing quotas and salary standards; determination to distribute reasonable returns to the School Sponsor (if applicable); determination to divide, merge, terminate, change sponsors and other matters; appointment and assignment of the members of the liquidation group and/or their agents of the Subject School, approval of the liquidation plans and liquidation reports, etc.);

(c)	Proposing to convene an interim board meeting of the Subject School;

(d)	Signing the board meeting minutes, board resolutions or other legal documents that the Sponsor Appointed Directors, as the Subject School’s directors, may have the right to sign;

(e)	Directing the legal representatives, persons in charge of the finance, business, administration of the Subject School to act on the intention of the Attorney;

(f)	Exercising other director rights and voting rights under the constitution of the Subject School (including any other voting rights of directors as provided for by the amendments to the constitution);

(g)	Exercising the voting rights on behalf the directors in the event of bankruptcy, liquidation, dissolution or termination of the schools;

(h)

Completing the registration, approval, license, filing of the Subject School and other legal formalities with the competent education department, civil affairs department, other competent government authorities, and submitting to the competent government authorities any documents that shall be submitted by the directors; and

(i)	Any other rights that the directors may have in accordance with the applicable PRC laws, regulations and the constitution of the Subject School (and their amendments from time to time).

3.

The Attorney’ exercise of the rights in clauses 1 and 2 above does not require prior consultation with or consent of the Appointors. However, after each resolution of the schools or each proposal to convene an interim school meeting has been made, the Attorney shall inform the Appointors in a timely manner.

4.

The Appointor agrees that at the time of execution of the Agreement, the powers of attorney in the forms as shown in Appendix IV and Appendix V to the Agreement will be issued to WFOE respectively, and such powers of attorney constitute an integral part of the Agreement. The Appointor shall provide full assistance to the Attorney in exercising their entrusted rights, including but not limited to timely signing the board resolutions made by the Attorney on the Subject School or other relevant legal documents when necessary (for example, to meet the requirements for submission of documents required by government authorities for approval, registration and filing), and implement all reasonably necessary actions.

5.

For the purpose of exercising the delegated rights under the Agreement, WFOE and/or WFOE designated persons have the right to know all relevant information about the operation, business, students, teachers, finances and employees of the Subject School, and to consult relevant materials of the Subject School, and the Appointor shall procure the Subject School to fully cooperates therewith.

6.

WFOE warrants that the Attorney will perform the delegated obligations diligently within the scope of authorization of the Agreement and in accordance with the laws and the constitution of the Subject School, and ensures that the convening procedures, voting methods and contents of relevant board meetings do not violate laws, administrative regulations or the constitution of the Subject School; the Appointor shall recognize and assume the corresponding liabilities for any legal consequences arising from the exercise of the above entrusted rights by the Attorney.

7.

Under no circumstances shall WFOE be required to assume any responsibility or make any economic or other compensations to the Subject School, the Appointor or any third party for its exercise and/or the exercise of its delegated rights under the Agreement by its designated Attorney.

8.

The School Sponsor agrees to indemnify and hold harmless WFOE from any and all losses that it suffers or may suffer as a result of its and/or its designated Attorney’ exercise of the entrusted rights, including but not limited to any losses arising from litigation, recovery, arbitration, claim filed by any third party, or administrative investigation or punishment by government agencies against it, with the exception of the losses caused by the Attorney’ intentional or gross negligence.

III. Sub-delegation and Succession of Rights

1.

The Appointor irrevocably agrees that WFOE has the right to designate and sub-delegate the rights granted to WFOE under Article II hereof to the directors of WFOE or its designated persons, without prior notice to or consent of Appointor. Any director authorized by or persons designated by WFOE shall be deemed as the Attorney hereunder and be entitled to all the rights under Article II hereof. WFOE has the right to dismiss the aforesaid designated persons at any time with prior notice to the Appointor.

2.

The Appointor irrevocably agrees that the successor or liquidator who has the right to inherit or succeed to the civil rights of the WFOE for any reason such as the division, merger or liquidation of WFOE, has the right to exercise all rights hereunder instead of WFOE.

IV. Continuing Validity of the Authorization and Delegation

1.

The School Sponsor irrevocably agrees that the authorization and delegation set out herein shall not be invalidated, revoked, derogated or otherwise affected adversely in the event of an increase, a decrease, a merger of the sponsors’ interests held by School Sponsor in the Subject School or other similar events as specified in Article II and Article III hereof. Except with the consent and/or confirmation of WFOE in writing, the School Sponsor ceases to hold any sponsors’ interests in the Subject School.

2.

The School Sponsor irrevocably agrees that the authorization and delegation set out herein shall not be invalidated, revoked, derogated or otherwise affected adversely in the event of (including but not limited to) a division, merger, bankruptcy, reconsolidation, dissolution and liquidation of the School Sponsor or other similar events as specified in Article II and Article III hereof.

3.

The School Sponsor irrevocably agrees that the provisions in the Agreement are an integral part of the sponsors’ interests held by the School Sponsor in the Subject School. Any statutory/contractual successor, assign, agent or other similar person of the School Sponsor acquiring and/or exercising the sponsor’s interests/rights of the Subject School, shall simultaneously be deemed to acknowledge and assume the rights and obligations hereunder.

4.

The Sponsor Appointed Directors irrevocably agree that the authorization and delegation set out herein shall not be invalidated, revoked, derogated or otherwise affected adversely in the event of civil disability, limited civil ability, death of the Sponsor Appointed Directors or other similar events as specified in Article II and Article III hereof. Except with the consent and/or confirmation of WFOE in writing, the Sponsor Appointed Directors cease to serve as directors of the Subject School.

5.

The School Sponsor and the Sponsor Appointed Directors irrevocably agree that the provisions in the Agreement are an integral part of the duties of directors appointed by the School Sponsor in the Subject School. Any statutory/contractual successor, assign, agent or other similar person of the Sponsor Appointed Directors acquiring and exercising the directors’ rights of the Subject School, shall simultaneously be deemed to acknowledge and assume the rights and obligations hereunder.

V. Representations and Warranties of the Parties

1.	The School Sponsor is independent legal representative duly established and validly existing, and have the ability to assume civil liability externally.

2.	The School Sponsor has the right to execute and perform the Agreement, and they have obtained all necessary and appropriate approvals and authorizations for executing and performing the Agreement.

3.

When the Agreement takes effect, the School Sponsor is the legal sponsor of the Subject School, free from any existing disputes over the interests of the School Sponsor, and the Attorney can fully and completely exercise the authorization of the School Sponsor and the delegated School Sponsor’s rights in accordance with the Agreement.

4.

Except for the encumbrances that have been legally disclosed to WFOE and the right restrictions created on the rights of the Subject School’s sponsor due to the series of cooperation agreements, there isn’t any other encumbrance or right restriction on the rights of the Subject School’s sponsor.

5.	The Agreement constitutes a legal, valid and legally enforceable obligation of the School Sponsor on and from the effective date of the Agreement.

6.

The School Sponsor’s execution and performance of the Agreement does not violate any PRC law or regulation, or court’s judgment or any arbitral agency’s award, or any administrative authority’s decision, approval, license or any agreement to which they are parties or which is binding upon them, nor result in suspension, revocation, confiscation or failure of renewal of any government authority’s approval or license applicable to them.

7.

There is no pending, or, to the knowledge of the School Sponsor, threatening, litigation, arbitration or other judicial proceeding or administrative proceeding that will affect the School Sponsor’s ability to perform their obligations under the Agreement.

8.

The Sponsor Appointed Directors are Chinese citizens and have complete and independent capacity for civil conduct. The Sponsor Appointed Directors have the legal capacity to execute the Agreement and shall have rights, perform obligations and assume responsibilities under the Agreement.

9.

When the Agreement takes effect, the Sponsor Appointed Directors are the legal directors of the Subject School, free from any existing disputes over the rights of directors of the Subject School, and the Attorney can fully and completely exercise the authorization of the Sponsor Appointed Directors and the delegated director rights in accordance with the Agreement.

10.

Except for the right restrictions created on the rights of the school directors due to the Series of Cooperation Agreements, there isn’t any other encumbrance or right restriction on the director rights of the Sponsor Appointed Directors.

11.	The Agreement, after being executed by the Sponsor Appointed Directors, constitutes a legal, valid and binding obligation of the Sponsor Appointed Directors.

12.

The Sponsor Appointed Directors’ execution and performance of the Agreement does not violate any PRC laws or regulations, or any court’s judgment, or any arbitral agency’s award, or any administrative authority’s decision, approval, license or any other agreement to which they are parties or which is binding upon them.

13.

There is no pending, or, to the knowledge of the Sponsor Appointed Directors, threatening, litigation, arbitration or other judicial proceeding or administrative proceeding that will affect the Sponsor Appointed Directors’ ability to perform their obligations under the Agreement.

14.	WFOE is an independent legal representative duly established and validly existing, and has the ability to assume civil liability externally.

15.	WFOE has the right to execute and perform the Agreement, and it has obtained all necessary and appropriate approvals and authorizations for executing and performing the Agreement.

16.	The Agreement constitutes a legal, valid and legally enforceable obligation of WFOE on and from the effective date of the Agreement;

17.

WFOE’s execution and performance of the Agreement does not violate any PRC law or regulation, or court’s judgment or any arbitral agency’s award, or any administrative authority’s decision, approval, license or any agreement to which it is a party or which is binding upon it, nor result in suspension, revocation, confiscation or failure of renewal of any government authority’s approval or license applicable to it.

18.

There is no pending, or, to the knowledge of WFOE, threatening, litigation, arbitration or other judicial proceeding or administrative proceeding that will affect WFOE’s ability to perform its obligations under the Agreement.

VI. Amendment to the Agreement

1.

Subject to a consensus reached between the Parties hereto and approval of the shareholders (meetings) of WFOE, the Parties to the Agreement may modify or supplement the Agreement and take all necessary steps and actions to make such modifications or supplements legal and effective at their own expenses.

2.

If the Stock Exchange of Hong Kong Limited (hereinafter referred to as “SEHK”) or other regulators propose any modifications to the Agreement, or any changes related to the Agreement have occurred to the listing rules or related requirements of the SEHK, the Parties shall revise the Agreement accordingly.

VII. Effectiveness and Term of the Agreement

1.

The Agreement comes into effect as of the date of signing by the Parties hereto, keeps being valid within the business duration of the Subject School and in the renewed period permitted by the PRC laws, and shall automatically terminate after WFOE has fully exercised, in accordance with Exclusive Call Option Agreement signed simultaneously on the same date when they entered into the Agreement with the shareholders of Long-Spring Education Holding and the Domestic Affiliates, the option of acquiring all equity interests directly and indirectly held by the shareholders of Long-Spring Education Holding in the Domestic Affiliates from time to time.

2.

WFOE may rescind or terminate the Agreement unilaterally by serving a thirty (30) days’ prior notice. Unless otherwise provided by law, in no case shall the School Sponsor, the Sponsor Appointed Directors or the Subject School has the right to unilaterally terminate or rescind the Agreement.

3.

For the avoidance of doubt, in accordance with the Exclusive Call Option Agreement, if the laws and regulations of the PRC allow WFOE and/or another foreign-owned or offshore entity designated by the Proposed Listed Company to directly hold part or all of the equity interests of the Domestic Affiliates and/or the Sponsor’s equity interests, and to engage in restricted/prohibited business such as private education through the Domestic Affiliates, then WFOE shall issue an equity purchase notice as soon as practicable, and a minimum limit for the purchaser of the equity interests of the Domestic Affiliates to acquire the(direct and indirect) equity interests from the shareholders of Long-Spring Education Holding shall not be less than an upper threshold permitted by the laws and regulations of the PRC for WFOE and/or another foreign-owned or offshore entity designated by the Proposed Listed Company to acquire the equity interests of the Domestic Affiliates. The Agreement shall automatically terminate after the purchaser of the entity interests of the Domestic Affiliates has fully exercised, in accordance with the Exclusive Call Option Agreement, the option of acquiring all equity interests (directly and indirectly) held by the shareholders of Long-Spring Education Holding in the Domestic Affiliates from time to time.

VIII. Liabilities for Breach of Contract

1.

Where a Party is in breach of the Agreement, thereby causing all or part of the Agreement impossible to be performed, the defaulting party shall be liable therefor, and compensate other parties for the losses incurred (including the court costs and attorney fees arising therefrom).

IX. Confidentiality

1.

The Parties hereby acknowledge and determine that any oral or written information exchanged between them in connection with the Agreement is confidential. Each Party shall keep all such information confidential, and shall not disclose any relevant information to any third party without the written consent of the other Parties, except:

a)	the public is aware of or will become aware of such information (not as a result of unauthorized disclosure to the public by the party who receives the information);

b)	the information is disclosed as required by applicable laws and regulations or the rules or regulations governing the transactions of securities; or

c)

the information needs to be disclosed by a Party to its legal or financial adviser in connection with the transactions hereunder, provided that such legal or financial adviser is also subject to confidentiality obligations similar with this clause.

d)	the information needs to be disclosed as required by the related listing rules in Hong Kong.

2.

The leakage of the information by the staff of a Party or the agency recruited by the Party shall be deemed to be the leakage committed by the Party, and the Party shall be liable for breach of contract in accordance with the Agreement.

3.	The Parties agree that this Article shall survive regardless of whether the Agreement is invalid, changed, rescinded, terminated, or non-operable.

X. Force Majeure

1.

If the obligations of a Party under the Agreement are not fulfilled due to a force majeure event, the liabilities under the Agreement shall be waived to the extent of impact of the force majeure event. For the purpose of the Agreement, force majeure events include only natural disasters, storms, tornadoes and other weather conditions, strikes, factory closedown/work stoppages or other industry problems, wars, riots, conspiracies, acts of hostilities, acts of terrorism, or violence of criminal organizations, blockades, severe illness or plagues, earthquakes or other crustal movements, floods and other natural disasters, bomb explosions or other explosions, fires, accidents, or government actions, which lead to failure of performing the Agreement.

2.

When a force majeure event occurs, the Party affected by the force majeure event shall make every effort to reduce and remove the impact of the force majeure event, and shall undertake the delayed and impeded obligations under the Agreement. After the force majeure event is lifted, the Parties agree to make every effort to continue to perform the Agreement.

3.

If there is a possible force majeure event that causes delay or impeding of the Agreement or threatens to delay or impede the performance of the Agreement, the Party concerned shall immediately notify the other Parties in writing and provide all relevant information.

XI. Changes of Circumstances

1.

As a supplement and without contravention with other provisions of the Series of Cooperation agreements, if at any time, due to the promulgation or amendment of any laws, regulations or rules of the PRC, or due to changes of the interpretation or applicability of such laws, regulations or rules, or due to changes of the relevant registration procedures, WFOE holds that keeping the validity of the Agreement or accepting exercise of the delegated rights becomes in the manner prescribed herein illegal or contrary to such laws, regulations or rules, the Appointor shall, as instructed by WFOE in writing and at the reasonable request of WFOE, take any action and/or sign any agreement or other document immediately to:

a)	keep the Agreement valid; and/or

b)	achieve the intent and purposes of the Agreement in the manner specified in the Agreement or in other manners.

XII. MISCELLANEOUS

1.

At any time after the execution of the Agreement, in the case of the promulgation or amendment of any PRC law, regulations or rules, or in the case of changes in the interpretation or application of such laws, regulations or rules, the following provisions shall apply:

a)

Where the above changes or new regulations are more favorable to any Party than the applicable laws, regulations, ordinances or rules in force on the date of execution of the Agreement (and the other Parties are not seriously affected thereby), under the coordination of WFOE, the Parties shall change the Series of Cooperation Agreements in a timely manner to obtain the benefits brought by such changes or new regulations; or the Parties should apply in a timely manner to obtain the benefits brought by such changes or new regulations, and the Parties should make the best efforts to make the application approved; and

b)

Where any Party’s economic interests under the Agreement are directly or indirectly severely and adversely affected due to the above changes or new regulations, the Agreement shall continue to be implemented in accordance with the original terms. Each Party shall use all legal means to obtain an exemption from compliance with the changes or new regulations. Where the adverse effect on the economic interests of any Party cannot be resolved in accordance with the provisions of the Agreement, after the affected Party notifies the other Parties, under the coordination by WFOE, the Parties shall promptly negotiate and make all necessary modifications to the Series of Cooperation Agreements to maintain the affected Party’s economic interests under the Agreement.

2.	The conclusion, validity, interpretation, performance, modification, and termination of the Agreement and the settlement of disputes under the Agreement shall be governed by the PRC laws.

3.

Any dispute, controversy or claim arising out of or related to the Agreement or the performance, interpretation, breach, termination or validity of the Agreement shall be resolved upon friendly negotiation. The negotiation shall begin as soon as a disputing party serves a written consultation request on the other party in dispute, where the consultation request states the dispute or claim in detail. If the dispute cannot be resolved within thirty (30) days after the above notice is served, either party has the right to submit the dispute to arbitration. The Parties agree that the dispute shall be submitted to the China International Economic and Trade Arbitration Commission (CIETAC) in Beijing, and the CIETAC shall make an arbitral award in accordance with the then-effective arbitration rules of the CIETAC. The arbitral award is final and binding on all the Parties. The arbitration commission has the right to rule that, with respect to the equity interests, property interests or other assets of the School Sponsor, WFOE shall be compensated for the losses caused to WFOE due to the breaching behaviors of other Parties hereto, or to issue corresponding injunctions (for example, for the purpose of business operation or forced transfer of assets), or to rule that the School Sponsor and the Subject School shall be dissolved and liquidated. After the arbitral award comes into effect, either Party has the right to apply to a court of competent jurisdiction to enforce the arbitral award.

4.

At the request of a party in dispute, before the arbitral tribunal is formed according to law or under appropriate circumstances, the court of competent jurisdiction has the right to grant an interim relief, for example, by seizing or freezing the equity interests of the breaching party, the sponsors’ interests, property interests, or other assets according to a judgment or a ruling. For the above purposes, the courts of competent jurisdiction include Hong Kong courts, Cayman Islands courts, the courts where the main assets of the Proposed Listed Company are located, and the courts where the main assets of the Domestic Affiliates are located, in addition to the PRC courts.

5.	The Agreement is valid and binding on the Parties and their respective heirs, successors and assigns.

6.

Any rights, powers and remedies conferred on each Party by any provision of the Agreement shall not exclude any other rights, powers or remedies that the Party enjoys in accordance with the provisions of laws and other provisions under the Agreement, and the exercise by a Party of rights, powers and remedies shall not preclude the Party from exercising its other rights, powers and remedies.

7.

A Party’s failure to exercise or delay in exercising any of its rights, powers or remedies under the Agreement or laws (hereinafter referred to as the “Party’s Rights”) shall not result in a waiver of the Party’s Rights; and a single or partial waiver of any rights by a Party shall not preclude the Party from exercising the Party’s Rights in other ways or from exercising other rights of the Party.

8.	The headings of the sections in the Agreement are for reference only, and in no case shall the headings be used to interpret or affect the interpretation of the provisions of the Agreement.

9.

Each provision of the Agreement is severable and independent of other provisions. If at any time any one or more provisions of the Agreement become invalid, illegal or unenforceable, the validity, legality and enforceability of other provisions of the Agreement shall not be thereby affected.

10.	The Agreement is binding on legal successors and assigns of the Parties.

11.	The Agreement is written in Chinese and executed in multiple counterparts having the same legal effect.

(There is no text below)

(This page is signature page (i) of the Agreement, and contains no text)

Yunnan Century Long-Spring Technology Co., Ltd.

/s/ (Seal) Yunnan Century Long-Spring Technology Co., Ltd. Affixed

By: /s/ Zhang Shaowei

Ordos Hengyue Education Technology Co., Ltd.

/s/ (Seal) Ordos Hengyue Education Technology Co., Ltd. Affixed

By: /s/ Su Kang

Long-Spring Education Holding Group Limited /s/ (Seal) Long-Spring Education Holding Group Limited Affixed By: /s/ Zhang Shaowei

(This page is signature page (ii) of the Agreement, and contains no text)

No.	Name of school	Directors of the schools appointed by the sponsor	Directors’ signature
1.	Resort District Hengshui Experimental Secondary School	Zhang Shaowei, Shen Zijin, Ma Zikun, Wang Zhenhu, Liu Kai, Xu Ruzheng, Li Linfeng	/s/ Zhang Shaowei, /s/ Shen Zijin, /s/ Ma Zikun, /s/ Wang Zhenhu, /s/ Liu Kai, /s/ Xu Ruzheng, /s/ Li Linfeng

2.	Yunnan Hengshui Chenggong Experimental Secondary School	Zhang Shaowei, Sang Haiyong, Ma Zikun, Liu Kai, Xu Ruzheng	/s/ Zhang Shaowei, /s/ Sang Haiyong, /s/ Ma Zikun, /s/ Liu Kai, /s/ Xu Ruzheng

3.	Yunnan Hengshui Experimental Secondary School - Xishan School	Zhang Shaowei, Sang Haiyong, Guo Haoyu, Wang Zhenhu	/s/ Zhang Shaowei, /s/ Sang Haiyong, /s/ Guo Haoyu, /s/ Wang Zhenhu

4.	Yunnan Hengshui Yiliang Experimental Secondary School	Zhang Shaowei, Sang Haiyong, Ma Zikun, Liu Kai, Xu Ruzheng	/s/ Zhang Shaowei, /s/ Sang Haiyong, /s/ Ma Zikun, /s/ Liu Kai, /s/ Xu Ruzheng

5.	Yunnan Long-Spring Foreign Language Secondary School	Zhang Shaowei, Liu Kai, Sang Haiyong, Wang Zhenhu, Chen Fang	/s/ Zhang Shaowei, /s/ Liu Kai, /s/ Sang Haiyong, /s/ Wang Zhenhu, /s/ Chen Fang

(This page is signature page (iii) of the Agreement, and contains no text)

6.	Qujing Hengshui Experimental Secondary School	Zhang Shaowei, Liu Kai, He Ji, Li Wei Lee, Zhang Shaodong	/s/ Zhang Shaowei, /s/ Liu Kai, /s/ He Ji, /s/ Li Wei Lee, /s/ Zhang Shaodong

7.	Yunnan Yuxi Hengshui Experimental High School	Zhang Shaowei, Liu Kai, He Ji, Li Wei Lee, Zhang Shaodong	/s/ Zhang Shaowei, /s/ Liu Kai, /s/ He Ji, /s/ Li Wei Lee, /s/ Zhang Shaodong

8.	Ordos Hengshui Experimental High School	Liu Kai, Shi Chaomin, Zhang Shaodong	/s/ Liu Kai, /s/ Shi Chaomin, /s/ Zhang Shaodong

9.	Yunnan Zhongchuang Education Tutorial School	Su Kang	/s/ Su Kang

(This page is signature page (iv) of the Agreement, and contains no text)

Resort District Hengshui Experimental Secondary School /s/ (Seal) Resort District Hengshui Experimental Secondary School Affixed By: /s/ Zhang Shaowei	Yunnan Hengshui Chenggong Experimental Secondary School /s/ (Seal) Yunnan Hengshui Chenggong Experimental Secondary School Affixed By: /s/ Zhang Shaowei

Yunnan Hengshui Experimental Secondary School—Xishan School /s/ (Seal) Yunnan Hengshui Experimental Secondary School—Xishan School Affixed By: /s/ Zhang Shaowei	Yunnan Hengshui Yiliang Experimental Secondary School /s/ (Seal) Yunnan Hengshui Yiliang Experimental Secondary School Affixed By: /s/ Zhang Shaowei

Yunnan Long-Spring Foreign Language Secondary School /s/ (Seal) Yunnan Long-Spring Foreign Language Secondary School Affixed By: /s/ Zhang Shaowei	Qujing Hengshui Experimental Secondary School /s/ (Seal) Qujing Hengshui Experimental Secondary School Affixed By: /s/ Zhang Shaowei

Yunnan Yuxi Hengshui Experimental High School

/s/ (Seal) Yunnan Yuxi Hengshui Experimental High School Affixed

By: /s/ Zhang Shaowei

Yunnan Zhongchuang Education Tutorial School

/s/ (Seal) Yunnan Zhongchuang Education Tutorial School Affixed

By: /s/ Liu Kai

Ordos Hengshui Experimental High School /s/ (Seal) Ordos Hengshui Experimental High School Affixed By: /s/ Su Kang

Appendix I: School Sponsor

No.	Name of School	Sponsor	Percentage of Interests Held by the Sponsor
1.	Resort District Hengshui Experimental Secondary School	Long-Spring Education Holding Group Limited	100%

2.	Yunnan Hengshui Chenggong Experimental Secondary School	Long-Spring Education Holding Group Limited	100%

3.	Yunnan Hengshui Experimental Secondary School—Xishan School	Long-Spring Education Holding Group Limited	100%

4.	Yunnan Hengshui Yiliang Experimental Secondary School	Long-Spring Education Holding Group Limited	100%

5.	Yunnan Long-Spring Foreign Language Secondary School	Long-Spring Education Holding Group Limited	100%

6.	Qujing Hengshui Experimental Secondary School	Long-Spring Education Holding Group Limited	100%

7.	Yunnan Yuxi Hengshui Experimental High School	Long-Spring Education Holding Group Limited	100%

8.	Ordos Hengshui Experimental High School	Ordos Hengyue Education Technology Co., Ltd.	100%

9.	Yunnan Zhongchuang Education Tutorial School	Long-Spring Education Holding Group Limited	100%

Appendix II: Sponsor Appointed Directors

No.	Name of School	Sponsor	Directors of the Schools Appointed by the Sponsor
1.	Resort District Hengshui Experimental Secondary School	Long-Spring Education Holding Group Limited	Zhang Shaowei, Shen Zijin, Ma Zikun, Wang Zhenhu, Liu Kai, Xu Ruzheng, Li Linfeng

2.	Yunnan Hengshui Chenggong Experimental Secondary School	Long-Spring Education Holding Group Limited	Zhang Shaowei, Sang Haiyong, Ma Zikun, Liu Kai, Xu Ruzheng

3.	Yunnan Hengshui Experimental Secondary School—Xishan School	Long-Spring Education Holding Group Limited	Zhang Shaowei, Sang Haiyong, Guo Haoyu, Wang Zhenhu

4.	Yunnan Hengshui Yiliang Experimental Secondary School	Long-Spring Education Holding Group Limited	Zhang Shaowei, Sang Haiyong, Ma Zikun, Liu Kai, Xu Ruzheng

5.	Yunnan Long-Spring Foreign Language Secondary School	Long-Spring Education Holding Group Limited	Zhang Shaowei, Liu Kai, Sang Haiyong, Wang Zhenhu, Chen Fang

6.	Qujing Hengshui Experimental Secondary School	Long-Spring Education Holding Group Limited	Zhang Shaowei, Liu Kai, He Ji, Li Wei Lee, Zhang Shaodong

7.	Yunnan Yuxi Hengshui Experimental High School	Long-Spring Education Holding Group Limited	Zhang Shaowei, Liu Kai, He Ji, Li Wei Lee, Zhang Shaodong

8.	Ordos Hengshui Experimental High School	Ordos Hengyue Education Technology Co., Ltd.	Su Kang

9.	Yunnan Zhongchuang Education Tutorial School	Long-Spring Education Holding Group Limited	Liu Kai, Shi Chaomin, Zhang Shaodong

Appendix III: Subject School

No.	Name of the Subject School	Percentage of Direct and Indirect Equity Interests of Long-Spring Education Holding
1.	Resort District Hengshui Experimental Secondary School	100%

2.	Yunnan Hengshui Chenggong Experimental Secondary School	100%

3.	Yunnan Hengshui Experimental Secondary School—Xishan School	100%

4.	Yunnan Hengshui Yiliang Experimental Secondary School	100%

5.	Yunnan Long-Spring Foreign Language Secondary School	100%

6.	Qujing Hengshui Experimental Secondary School	100%

7.	Yunnan Yuxi Hengshui Experimental High School	100%

8.	Ordos Hengshui Experimental High School	100%

9.	Yunnan Zhongchuang Education Tutorial School	100%

Appendix IV: Form of School Sponsors’ Power of Attorney

Power of Attorney

The Power of Attorney is signed by [SPONSOR NAME] (its unified credit code: [NUMBER]) and issued to Yunnan Century Long-Spring Technology Co., Ltd. (hereinafter referred to as the “Attorney”) on [DATE]. The Company hereby grant the Attorney a full and special agency right, specifically entrusting and authorizing the Attorney as the agent of the Company, in its name, to exercise or sub-delegate the exercise of all the Company’s power, rights and authorities entitled as a sponsor of [SCHOOL] (hereinafter referred to as the “School”), including but not limited to:

(a)	Appointing and/or electing directors or council members of the School;

(b)	Appointing and/or electing supervisors of the School;

(c)	Understanding the School’ operating and financial position;

(d)	Reviewing the board meeting resolutions, records and financial accounting statements and reports of the School in accordance with laws;

(e)	Obtaining returns as a sponsor of the School in accordance with laws (if any);

(f)	Obtaining the remaining property after the School is liquidated in accordance with laws;

(g)	Transferring the School sponsor’ interests in accordance with laws;

(h)	Making a choice between the for-profit and non-profit of the School in accordance with the PRC laws, regulations or regulatory documents;

(i)	Exercising the voting rights on behalf of a sponsor of the School in the event of bankruptcy, liquidation, dissolution or termination of the School;

(j)

Completing the registration, approval, license, filing of the School and other legal formalities with the competent education department, civil affairs department or other competent government authorities, and submitting to the competent government authorities any documents that shall be submitted by the School’s sponsors; and

(k)	Any other rights that the sponsors may have in accordance with the applicable the PRC laws, regulations and the School constitution (and their amendments from time to time).

The Attorney has the right to designate and sub-delegate the aforesaid power, rights and authorities granted to the Attorney to, the directors of the Attorney or their designated individuals.

The successor or liquidator who has the right to inherit or succeed to the civil rights of the Attorney for any reason such as the division, merger, liquidation of the Attorney, has the right to exercise all the aforesaid power, rights and authorities instead of the Attorney.

The Company irrevocably agree that the authorization and delegation set out herein shall not be invalidated, revoked, derogated or otherwise affected adversely in the event of an increase, a decrease, merger of the equity interests held by the Company in the School or other similar events, except the Company ceases to hold any equity interest in sponsors of the School with consent and/or confirmation of WFOE in writing.

The Company irrevocably agree that the authorization and delegation set out herein shall not be invalidated, revoked, derogated or otherwise affected adversely in the event of division, merger, bankruptcy, reconsolidation, dissolution or liquidation or other similar events. The Power of Attorney is an integral part of the sponsor’s interests of the Company in the School. Any statutory and/or contractual successor’s, assign’s, agent’s or other similar person’s acquiring and/or exercising the interests/rights of the school sponsor shall be deemed to agree and assume the rights and obligations under the Power of Attorney.

The Power of Attorney is an integral part of the School Sponsors’ and Directors’ Rights Entrustment Agreement. The issues uncovered herein shall be subject to the provisions stipulated in the School Sponsors’ and Directors’ Rights Entrustment Agreement, including but not limited to governing laws, settlement of disputes, period of validity, definitions and interpretations.

The authorizations are hereby granted.

        Appointor (Seal):__________________

Legal representative (Signature):

Appendix V: Form of Sponsor Appointed Directors’ Power of Attorney

Power of Attorney

The Power of Attorney is signed by [NAME] (ID Card No. [NUMBER]) and issued to Yunnan Century Long-Spring Technology Co., Ltd. (hereinafter referred to as the “Attorney”) on [DATE]. I hereby grant the Attorney a full and special agency right, specifically entrusting and authorizing the Attorney as my agent, in my name, to exercise or sub-delegate the exercise of my power, rights and authorities entitled as a director of [SCHOOL] (hereinafter referred to as the “School”), including but not limited to:

(1)	Attending, as my agent, the board meetings of the School;

(2)

Exercising the voting rights, on my behalf, in respect of the matters subject to discussion and resolution by the School’s board of directors (including but not limited to the engagement and dismissal of the principals; amendments to the School’s constitution and the School’s rules and regulations; formulation of the School’s development plans, approval of annual work plans; fund-raising for the School, review of budgets, final accounts; determination of staffing quotas and salary standards; determination to divide, merge, terminate, change sponsors and other matters; appointment and assignment of the members of the liquidation group and/or their agents of the Subject School, approval of the liquidation plans and liquidation reports, etc.);

(3)	Proposing to convene an interim board meeting of the School;

(4)	Signing the board meeting minutes, board resolutions or other legal documents that I, as the School’ director, may have the right to sign;

(5)	Directing the legal representatives, persons in charge of the finance, business, administration of the School to act on the intention of the Attorney;

(6)	Exercising other director rights and voting rights under the School’s constitution (including any other voting rights of directors as provided for by the amendments to the constitution);

(7)

Completing the registration, approval, license and other legal formalities of the Subject School with the competent education department, civil affairs department or other competent government authorities; and

(8)	Any other rights that the directors may have in accordance with other applicable PRC laws, regulations and the School’s constitution (and their amendments from time to time).

The Attorney has the right to designate and sub-delegate the aforesaid power, rights and authorities granted to the Attorney to, the directors of the Attorney or their designated individuals.

The successor or liquidator who has the right to inherit or succeed to the civil rights of the Attorney for any reason such as the division, merger, liquidation of the Attorney, has the right to exercise all the aforesaid power, rights and authorities instead of the Attorney.

I irrevocably agree that the authorization and delegation set out herein shall not be invalidated, revoked, derogated or otherwise affected adversely in the event of my civil disability, limited civil ability, death or other similar events, except I cease to be a director of the School with consent and/or confirmation of WFOE in writing.

The Power of Attorney is an integral part of the School Sponsors’ and Directors’ Rights Entrustment Agreement. The issues uncovered herein shall be subject to the provisions stipulated in the School Sponsors’ and Directors’ Rights Entrustment Agreement, including but not limited to governing laws, settlement of disputes, definitions and interpretations.

The authorizations are hereby granted.

Appointor:________________

Signature:_________________

Schedule of Material Differences

One or more domestic affiliates signed School Sponsors’ and Directors’ Rights Entrustment Agreement using this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Domestic Affiliate	Unified Credit Code	Signing Date	Material Differences in terms
1	Yunnan Century Long-Spring Technology Co., Ltd.	91530100MA6K83075A	January 12, 2021

VI Amendment to the Agreement

2. If relevant regulators propose any modifications to the Agreement, or any changes related to the Agreement have occurred to related laws or listing rules, the Parties shall revise the Agreement accordingly.

2	Long-Spring Education Holding Group Limited	91530121582368402N	January 12, 2021
3	Kunming Guandu Hengshizhong Education Training School Co., Ltd.	91530111MA6NK6QMXU	January 12, 2021
4	Xinping Hengshi High School Co., Ltd.	91530427MA6NYJBX6L	January 12, 2021

XII.MISCELLANEOUS

4. At the request of a party in dispute, before the arbitral tribunal is formed according to law or under appropriate circumstances, the court of competent jurisdiction has the right to grant an interim relief to support the process of the arbitration, for example, by seizing or freezing the equity or sponsors’ interests, property interests, or other assets of the breaching party according to a judgment or a ruling.

5	Xinping Hengshui Experimental Middle School	52530427MJ00482493	January 12, 2021
6	Shanxi Long-Spring Enterprise Management Co., Ltd.	91140200MA0KKN7CX9	January 12, 2021
7	Datong Hengshi Gaokao Tutorial School	52140214MJY4314186	January 12, 2021
8	Xishuangbanna Hengshi High School Co., Ltd.	91532800MA6PNKHQ17	January 12, 2021
9	Yunnan Hengshui Qiubei Experimental High School	52532626MJT34266XU	January 12, 2021
10	Yunnan Hengshui Wenshan Experimental High School	52532601MJT3434278	January 12, 2021
11	Mengla Hengshui Experimental High School	52532823MJT3467679	January 12, 2021
12	Yunnan Bainian Long-Spring Technology Co., Ltd.	91530111MA6PGFBRXJ	January 12, 2021
13	Zhenxiong Bainian Long-Spring Technology Co., Ltd.	91530627MA6PMDQ794	January 12, 2021
14	Guizhou Hengshizhong Technology Co., Ltd.	91520900MAAJR4F57R	January 12, 2021
15	Guizhou Long-Spring Century Technology Co., Ltd.	91520900MAAJQ4M05Q	January 12, 2021

Schedule of Material Differences

One or more directors signed School Sponsors’ and Directors’ Rights Entrustment Agreement using this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name	ID Card No.	Address	Signing Date	Material Differences in terms
1	Shaowei Zhang	[***]	[***]	January 12, 2021

VI Amendment to the Agreement

2. If relevant regulators propose any modifications to the Agreement, or any changes related to the Agreement have occurred to related laws or listing rules, the Parties shall revise the Agreement accordingly.

2	Haoyu Guo	[***]	[***]	January 12, 2021
3	Kai Liu	[***]	[***]	January 12, 2021
4	Jintao Qian	[***]	[***]	January 12, 2021
5	Gang Shi	[***]	[***]	January 12, 2021
6	Zhuoran Zhang	[***]	[***]	January 12, 2021

7	Huafeng Yang	[***]	[***]	January 12, 2021

XII.MISCELLANEOUS

4. At the request of a party in dispute, before the arbitral tribunal is formed according to law or under appropriate circumstances, the court of competent jurisdiction has the right to grant an interim relief to support the process of the arbitration, for example, by seizing or freezing the equity or sponsors’ interests, property interests, or other assets of the breaching party according to a judgment or a ruling.

8	Pupeng Nan	[***]	[***]	January 12, 2021
9	Yunming Tao	[***]	[***]	January 12, 2021
10	Shaodong Zhang	[***]	[***]	January 12, 2021
11	Chengxiang Wang	[***]	[***]	January 12, 2021
12	Yueqi Shi	[***]	[***]	January 12, 2021
13	Qi He	[***]	[***]	January 12, 2021
14	Lei Tao	[***]	[***]	January 12, 2021
15	Shaowen Zhang	[***]	[***]	January 12, 2021